Loan Receivable, Net	6 Months Ended
Jun. 30, 2026
Loan Receivable [Abstract]
LOAN RECEIVABLE, NET

NOTE 8 — LOAN RECEIVABLE, NET

In December 2025, the Company entered into a loan agreement to lend $2,000,000 to an independent third party for business collaboration purposes. The loan is unsecured, bears interest at a rate of 6% per annum, and has an initial term of three months. The loan will automatically renew for successive additional three-month terms unless either party provides written notice of non-renewal.

Interest income of nil and $60,000 from this loan receivable was recognized for the six months ended June 30, 2025 and 2026, respectively.

In June 2026, the Company entered into a loan agreement to lend $83,076 to an independent third party for business collaboration purposes. The loan is unsecured, bears interest at a rate of 4.9% per annum, with total interest expected to be approximately $4,103. The principal is repayable in 11 monthly installments of $6,923, with the remaining balance and accrued interest payable in the 12th installment.

Interest income of nil and $67 from this loan receivable was recognized for the six months ended June 30, 2025 and 2026, respectively.

Loan receivable is presented net of allowance for expected credit losses:

	As of December 31,	As of June 30,
	2025	2026
Loan receivable, unsecured
—Principal	$2,000,000	$2,083,076
—Interest receivables	10,000	10,067
	$2,010,000	$2,093,143
Less: allowance for expected credit losses	(13,792)	(14,362)
Total	1,996,208	2,078,781

The movement of allowance for expected credit losses is as follows:

	As of December 31,	As of June 30,
	2025	2026
Balance at beginning of the year/period	$—	$(13,792)
Provision	(13,792)	(570)
Total	$(13,792)	$(14,362)